UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2012

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported by Pervasive Software Inc. (“Pervasive”) in its Form 10-Q filed on May 9, 2012 (the “Form 10-Q”), JuxtaComm-Texas Software, LLC (“JuxtaComm”) filed a complaint on January 21, 2010 (amended April 22, 2010) in the United States District Court for the Eastern District of Texas (the “Court”) against numerous defendants, including Pervasive, alleging patent infringement.

As reported in the Form 10-Q, the Court held a hearing in April 2012 on the one outstanding motion, for Summary Judgment, that had been filed by Pervasive. As of the filing of the Form 10-Q the Court had not yet ruled on Pervasive’s motion.

On May 14, 2012, the Court granted Pervasive’s Motion for Summary Judgment of Invalidity under 35 U.S.C. §112 ¶2 with respect to the claims of the patent cited in the complaint filed by JuxtaComm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ Randy Jonkers

Randy Jonkers Chief Financial Officer

Date: May 15, 2012

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